                                             UNITED STATES
                                  SECURITIES AND EXCHANGE COMMISSION
                                         Washington, DC  20549

                                               FORM 8-K

                                            CURRENT REPORT

                                    Pursuant to Section 13 or 15(b)
                                of The Securities Exchange Act of 1934


                                     Date of Report: June 15, 1998
                            (Date of earliest event reported: June 1, 1998)



                                         STORAGE TRUST REALTY
                   (Exact name of registrant as specified in its charter)



                     Maryland                1-13462       43-1689825
            (State or other jurisdiction  (Commission      (IRS Employer
               of incorporation)          File Number)  Identification No.)


                                  2407 Rangeline Street
                                 Columbia, Missouri 65202
                   (Address and zip code of principal executive offices)

            Registrant's telephone number, including area code:(573)499-4799


                                     Not Applicable
              (Former name or former address, if changed since last report)

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ITEM 5: ACQUISITION OF STORES

During the period from March 30, 1998 to June 1, 1998, Storage Trust Realty (the "Company") completed the acquisition of 15 self-storage stores through Storage Trust Properties L.P. (the "Operating Partnership"), a limited partnership controlled by the Company as its sole general partner and in which the Company holds a 93.24% ownership interest as of May 31, 1998. These stores, totaling approximately 730,000 net rentable square feet, are located in two states, and were purchased for approximately $42,481,000.

All of the stores were acquired in arms-length transactions and, except as described below, there are no material relationships between any of the sellers and the Company, the Operating Partnership, any other affiliate of the Company, any trustee or officer of the Company or any associate of any trustee or officer of the Company.

The Company had a loan agreement with the owner of the acquired Texan Storage store. The balance funded under a note receivable at the time of acquisition was $1,575,000. The Company exercised an option given by Texan Storage to acquire the store during the term of the loan. The Company had also managed the store, through Storage Realty Management Corp., from March 1997 through the date of acquisition.

Management of the Company determined the purchase price through arms-length negotiations, after taking into consideration such factors as the geographic location of the properties, demographics of the market areas, age and condition of the stores, the projected amounts of maintenance costs and capital improvements, the current revenues of the stores, comparable stores competing in the applicable markets, rental rates and occupancy levels for the stores and competing stores, and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses.

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Each of the stores has been used by the sellers as a self-storage store prior to their acquisition by the Company, and the Company intends to continue the use of all of those stores for that purpose.

These stores were acquired for the combination of cash, the assumption of mortgages totaling $24,585,000 (which were paid off immediately after closing), the conversion of a note receivable with a balance at the date of acquisition of $1,575,000 and the issuance of 126,990 units in the Operating Partnership valued at $3,118,000

The cash for the acquisitions was provided from funds available under the Company's $150 million revolving line of credit with BankBoston, N.A., Bank of America, N.A. and other lenders.

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The following tables provide certain information concerning the stores acquired:


TABLE I
                                                             Date of
Store and Location                     Seller(s)           Acquisition

U-Stor-It                           U-Stor-It #13
West 47th Street                   (Brighton Park)
Chicago, IL                         L.L.C.                  March 30, 1998

U-Stor-It                           U-Stor-It #7
South Main Place                   (Carol Stream)
Carol Stream, IL                    L.L.C.                  March 30, 1998

U-Stor-It                           U-Stor-It #19
North Western Street               (Carpentersville)
Carpentersville, IL                 L.L.C.                  March 30, 1998

U-Stor-It                           U-Stor-It #9
East Chicago Avenue                (Elgin East)
Elgin, IL                           L.L.C.                  March 30, 1998

U-Stor-It                           U-Stor-It #10
South Pulaski Road                 (Ford City)
Chicago, IL                         L.L.C.                  March 30, 1998

U-Stor-It                           U-Stor-It #1
Gary Avenue                        (Geneva)
Geneva, IL                          L.L.C.                  March 30, 1998

U-Stor-It                           U-Stor-It #5
LaSalle Avenue                     (Naperville)
Naperville, IL                      L.L.C.                  March 30, 1998

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TABLE I (continued)

                                                             Date of
Store and Location                     Seller(s)           Acquisition

U-Stor-It                           U-Stor-It #2
Business 30                        (Oswego)
Aurora, IL                          L.L.C.                  March 30, 1998

U-Stor-It                           U-Stor-It #11
North 5th Avenue                   (River Grove)
River Grove, IL                     L.L.C.                  March 30, 1998

U-Stor-It                           U-Stor-It #3
East Main Street                   (St. Charles)
St. Charles, IL                     L.L.C.                  March 30, 1998

U-Stor-It                           U-Stor-It #4
Old Church Road                    (Streamwood)
Streamwood, IL                      L.L.C.                  March 30, 1998

U-Stor-It                           U-Stor-It #12
Central Road                       (Mount Prospect)
Mount Prospect, IL                  L.L.C.                  March 30, 1998

A AAA Key Self Storage              A AAA Key Self
North Central Expressway            Service Storage
Richardson, TX                      Corp.                    April 29, 1998

U-Stor-It                           U-Stor-It #6
Big Timber Road                    (Elgin)
Elgin, IL                           L.L.C.                  May 15, 1998

Texan Storage
FM 528                              Russell and
Webster, TX                         Shannon Walla           June 1, 1998




TABLE II
                                        Net               Percentage
                                      Rentable           Occupancy[4]
                          Purchase     Square    # of     at Date of
Store and Location         Price       Footage   Units    Acquisition

U-Stor-It
West 47th Street
Chicago, IL             $ 1,755,000 [1]  37,345     282       92%

U-Stor-It
South Main Place
Carol Stream, IL        $ 3,877,000 [1]  59,815    627         71%

U-Stor-It
North Western Street
Carpentersville, IL      $ 3,122,000 [1]  46,550    461         91%

U-Stor-It
East Chicago Avenue
Elgin, IL                $ 2,000,000 [1]  38,585    346         46%

U-Stor-It
South Pulaski Road
Chicago, IL              $ 1,359,000 [1]  22,200     323        86%

U-Stor-It
Gary Avenue
Geneva, IL               $ 3,414,000 [1]  53,175     502        79%

U-Stor-It
LaSalle Avenue
Naperville, IL           $ 5,918,000 [1]  75,678     744         68%

U-Stor-It
Business 30
Aurora, IL               $ 2,700,000 [1]  57,565     564         63%


TABLE II (continued)

                                         Net               Percentage
                                       Rentable           Occupancy[4]
                           Purchase     Square    # of     at Date of
Store and Location          Price       Footage   Units    Acquisition

U-Stor-It
North 5th Avenue
River Grove, IL         $ 3,390,000 [1]  52,675    518         82%

U-Stor-It
East Main Street
St. Charles, IL         $ 2,712,000 [1]  45,150    460         86%

U-Stor-It
Old Church Road
Streamwood, IL          $ 2,500,000 [1]  41,460    415         92%

U-Stor-It
Central Road
Mt. Prospect, IL        $ 2,512,000 [1]  42,575    444          0%

A AAA Key Self Storage
North Central Expressway
Richardson, TX           $ 1,320,000 [2]  28,600    269         95%

U-Stor-It
Big Timber Road
Elgin, IL                 $ 3,729,000 [2]  69,761    568         87%

Texan Storage
FM 528
Webster TX                $ 2,173,000 [3]  59,368    521         74%

Totals or Average       $42,481,000     730,502   7,044       74%

Notes to TABLE II:
[1] Acquired for cash of $7,556,000, the assumption of $24,585,000 of mortgages (which were paid off immediately after closing) and the issuance of 126,990 units of the Operating Partnership valued at $3,118,000.
[2]   Acquired for cash.
[3] Acquired for cash and the conversion of a note receivable with a balance at the date of acquisition of $1,575,000.
[4] Determined by dividing net rentable square footage occupied by total net rentable square footage.

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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(a)     FINANCIAL STATEMENTS APPLICABLE TO REPORTED STORES

        It is not possible to provide at the time of filing this Report on Form 8-K any of the financial statements or the additional information specified by Rule 3-14 of Regulation S-X, as required by
        Item 7(a)(3). The required financial information and additional information will be filed by amendment within 60 days of the date of this filing.

(b)     PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

        It is not possible to provide at the time of filing this Report on Form 8-K any of the pro forma financial information required pursuant to Article 11 of Regulation S-X, as required by Item 7(b)(1). The required pro forma information will be filed by amendment within 60 days of the date of this filing.

(c)     EXHIBITS

        See Index to Exhibits, which is hereby incorporated by reference herein.


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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            STORAGE TRUST REALTY


June 15, 1998                                   /s/ Michael G. Burnam
(Date)                                              Michael G. Burnam
                                                Chief Executive Officer

June 15, 1998                                   /s/ Stephen M. Dulle
(Date)                                              Stephen M. Dulle
                                                Chief Financial Officer

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                              INDEX TO EXHIBITS

Exhibit
Number                      Document Description

 99.1 Press release concerning the acquisition of the twelve stores, dated April 2, 1998.

Exhibit 99.1

Storage Trust Realty                       For additional information contact
2407 Rangeline Street                      Steve Dulle, Chief Financial Officer
Columbia, MO 65202                         573.499.4799

Press Release

        STORAGE TRUST REALTY ANNOUNCES ACQUISITION OF CHICAGO PACKAGE
                      TOTAL OF 12 STORES FOR $35,259,000

COLUMBIA, Missouri (April 2, 1998) Storage Trust Realty (NYSE:SEA) announces that on March 31, 1998, the Company completed the acquisition of twelve self-storage stores in the Chicago, IL area for a combined purchase price of $35,259,000. The acquired stores currently contain 573,000 net rentable square feet with approximately eight acres of additional land to expand six of the stores by 138,000 net rentable square feet. The stores were purchased for a combination of cash, the assumption of $24,585,000 of mortgages (which were paid off immediately after closing) and the issuance of 126,990 operating partnership units. Funds for these acquisitions were obtained from borrowings on the Company s new $150 million revolving line of credit. With these acquisitions, the Company has 22 stores in the Chicago area and the Company has acquired 26 stores during the first three months of 1998 containing 1,425,000 net rentable square feet for a combined purchase price of $88,136,000.

In addition to the twelve stores mentioned above, the Company has signed a contract to acquire one additional store in the Chicago market from the same Owner containing 70,000 net rentable square feet for a purchase price of $3,729,000. The Company expects to complete the acquisition by May 15, 1998. The Company also has an option to acquire an additional six stores (which are currently under development or construction) in the Chicago market from the same owner.

Mike Burnam, Chief Executive Officer, commented on the acquisitions: "We are maintaining our focus and in keeping with our business plan of becoming a super regional operator, we are aggressively acquiring stores in our core markets. We are now a major player in Chicago and we will be increasing our market share as we expect to exercise these options over the next 12 to 18 months as the stores come on-line and start their lease-up period. We will also pursue other acquisition and development opportunities in the Chicago market.

Storage Trust Realty is a fully integrated, self managed and self administered real estate investment trust headquartered in Columbia, Missouri, engaged in the management and ownership of 227 self-storage stores located in 16 states totaling 12.0 million net rentable square feet and 106,000 units.

Additional information on the Company can be obtained at our website at www.storagetrust.com.

The statements made in this press release that are not historical facts are forward-looking statements within the meaning of Sections 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets that Storage Trust operates, managements beliefs, and assumptions made by management. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

                           END OF PRESS RELEASE

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